UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 5, 2004
                                                         ---------------
                            Old Line Bancshares, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Maryland                       000-50345             20-0154352
       --------                       ---------             ----------
(State of Incorporation)      (Commission File Number)  (I.R.S. Employer
                                                         Identification No.)

                              2995 Crain Highway
                              Waldorf, Maryland                  20601
                              --------------------------------------------------
                              (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code: 301-645-0333
                                                           --------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events and Regulation FD Disclosure.

         On July 7, 2004, Old Line Bank, a wholly owned subsidiary of the Old Line Bancshares, Inc., executed a lease agreement with Ridgley I, LLC, an unrelated entity. The lease is subject to Old Line Bank obtaining all regulatory approval required by State and Federal law to open a branch at the leased property. Under the terms of the lease, Old Line Bank will lease approximately 2,420 sq. ft. of to be constructed office space located at 1641 Route 3 North, Crofton, Md. for a period of 10 years with 3 additional renewals for terms of 5 years. The commencement of the lease is 120 days after the landlord completes construction or the day Old Line Bank opens for business, whichever is sooner. The projected commencement date is during the second quarter of 2005, although there is no assurance that will be the case. The following outlines the approximate future minimum lease commitment under the operating lease beginning at commencement of the lease:

                  Year                                              Amount
                  ----                                              ------
                  2005                                           $   50,820
                  2006                                               71,148
                  2007                                               72,927
                  2008                                               74,750
                  2009                                               76,619
                  Remaining                                         436,600
                                                                    -------
                  Total                                            $782,864
                                                                   ========

         On July 22, 2004, the Old Line Bancshares, Inc. executed an Operating Agreement as a member with J. Webb Group, Inc., Michael M. Webb, Lucente Enterprises, Inc., and Chesapeake Custom Homes, LLC, as members, and Chesapeake Pointer Ridge Manager, LLC, as manager, to establish Pointer Ridge Office Investment, LLC ("Pointer Ridge"). The members' ownership of Pointer Ridge is as follows:

                  J. Webb Group, Inc.                              20.0%
                  Michael M. Webb                                   5.0%
                  Lucente Enterprises, Inc.                        12.5%
                  Chesapeake Custom Homes, LLC                     12.5%
                  Old Line Bancshares, Inc.                        50.0%

         Mr. Frank Lucente, Vice Chairman and member of the Board of Directors of Old Line Bancshares, Inc., is the President and majority owner of Lucente Enterprises, Inc. Lucente Enterprises, Inc. is the manager and majority member of Chesapeake Custom Homes, LLC and Chesapeake Pointer Ridge Manager, LLC.

         The purpose of Pointer Ridge is to acquire, own, hold for profit, sell, assign, transfer, operate, lease, develop, mortgage, refinance, pledge and otherwise deal with real property located at the intersection of Pointer Ridge Road and Route 301 in Bowie, Md. Pointer Ridge intends to acquire the property and construct a commercial office building containing approximately 40,000 square feet. Old Line Bancshares, Inc. plans to lease approximately 50% of this building for its main office (moving its existing main office from Waldorf, Md) and a branch of Old Line Bank. Old Line Bancshares, Inc.'s initial capital contribution to Pointer Ridge is $550,000.

         The statements in this Item 5 of Form 8-K that are not historical facts constitute "forward looking statements" as defined by Federal Securities laws. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, changes in interest rates and changes in economic, competitive, governmental, regulatory, technological and other factors that may affect Old Line Bancshares, Inc. specifically or the banking industry generally. Forward-looking statements speak only as of the date they are made. Old Line Bancshares, Inc.'s actual results could differ materially from those discussed herein and undue reliance should not be placed on any forward-looking statements. Old Line Bancshares, Inc. will not update forward-looking statements to reflect factual assumptions, circumstances or events that have changed after a forward-looking statement was made. For further information, please refer to Old Line Bancshares, Inc.'s annual and periodic reports on Form 10-KSB and 10-QSB filed with the U.S. Securities and Exchange Commission and available at their web site www.sec.gov.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated August 5, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 5, 2004, the Registrant announced its earnings for the quarter ended June 30, 2004. For further information, reference is made to the Registrant's press release, dated August 5, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 12 of Form 8-K.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OLD LINE BANCSHARES, INC.

Date:  August 5, 2004                           By:  /s/ James W. Cornelsen
                                                -----------------------------
                                                James W. Cornelsen, President



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